================================================================================



                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
                     FILED PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 7, 1999





                                  CMGI, INC.
            (Exact name of registrant as specified in its charter)



     DELAWARE                      0-22846                      04-2921333
  (State or other          (Commission File Number)            (IRS Employer
  jurisdiction of                                           Identification No.)
  incorporation)





                   100 Brickstone Square, Andover, MA  01810
         (Address of principal executive offices, including Zip Code)

                                (978) 684-3600
             (Registrant's telephone number, including area code)



================================================================================

Item 5.  Other Events.
----------------------

      On May 7, 1999, CMGI, Inc. issued a news release relating to the restatement of its results for its third and fourth quarters of fiscal 1998 ended April 30, 1998 and July 31, 1998, respectively, and its first and second quarters of fiscal 1999 ended October 31, 1998 and January 31, 1999, respectively. A copy of the news release containing such announcement is filed herewith as Exhibit 99.1 and incorporated herein by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
---------------------------------------------------------------------------

No financial statements or pro forma financial information are filed as a part of this report. The exhibit filed as part of this report is listed in the
Exhibit index hereto.



Exhibit
   No.          Description
 -----          -----------

  99.1          News release dated May 7, 1999, issued by CMGI, Inc.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                           CMGI, INC.
                                           (Registrant)



                                           /s/ Andrew J. Hajducky III
                                           ---------------------------
May 7, 1999                                Andrew J. Hajducky III, CPA
                                           Chief Financial Officer and Treasurer

                                       3